UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2024

FOCUS IMPACT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40977	86-2433757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Park Avenue Ste 911 New York, NY	10177
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 213-0243

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	FIACU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	FIAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FIACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 2 to the Business Combination Agreement

As previously disclosed, on September 12, 2023, Focus Impact Acquisition Corp., a Delaware corporation (“FIAC”), entered into that certain Business Combination Agreement, as amended on May 1, 2024 (the “Initial Business Combination Agreement”), by and among FIAC, Focus Impact Amalco Sub Ltd., a company existing under the laws of the Province of British Columbia (“Amalco Sub”), and DevvStream Holdings Inc., a company existing under the Laws of the Province of British Columbia (“DevvStream”). Capitalized terms used and not otherwise defined in this report shall have the respective meanings ascribed to them in the Business Combination Agreement (as defined below). The transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.”

On August 10, 2024, FIAC, Amalco Sub and DevvStream entered into Amendment No. 2 to the Initial Business Combination Agreement (the “Second Amendment”), which amends the Initial Business Combination Agreement (as so amended, the “Business Combination Agreement”) to extend the Outside Date (as defined in the Business Combination Agreement) from August 11, 2024 to October 31, 2024.

A copy of the Second Amendment is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Second Amendment is qualified in its entirety by reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 2 to Business Combination Agreement, dated as of August 10, 2024, by and among FIAC, Amalco Sub and DevvStream.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2024

FOCUS IMPACT ACQUISITION CORP.

By:	/s/ Carl Stanton
Name:	Carl Stanton
Title:	Chief Executive Officer